Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

23.  Commitments and Contingencies

(a) Commitments

As of December 31, 2019, future minimum commitments under non-cancelable agreements were as follows (in thousands):

	Property Management Costs	Bandwidth Purchases	Cooperation with Phoenix TV Group	Content Purchases	Property and Equipment, and Intangible Assets	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB	RMB
2020	8,608	5,268	3,780	18,893	677	2,951	40,177
2021	6,251	307	2,000	1,003	487	62	10,110
2022	2,838	52	—	634	—	60	3,584
2023	—	—	—	542	—	—	542
2024 and thereafter	—	—	—	2,328	—	10	2,338
Total	17,697	5,627	5,780	23,400	1,164	3,083	56,751

The amounts of cooperation with Phoenix TV Group are calculated according to the agreements between the Group and Phoenix TV Group (see Note 2(a)).

Upon the adoption of ASC 842 on January 1, 2019, future minimum lease payments for operating lease commitments as of December 31, 2019 are disclosed in Note 2(x).

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2018 and 2019.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is currently a party to certain legal proceedings and claims which in the opinion of the Company’s management, adequate provisions have been recorded to cover the probable loss of those that can be reasonably estimated, while other claims are considered would not have material adverse effect, individually or in the aggregate, on the Group’s financial position, results of operations or cash flows.

In relation to one of the claims in 2016 about the infringement of copyright and unauthorized selling on the Group’s website and mobile applications for a piece of literature work, the related claim for damage was approximately RMB235.8 million, however, the actual income the Group generated from such literature work was less than RMB1,500. This claim was withdrawn by the plaintiffs in January 2018. In April 2018, the Group received notices from the local court that the plaintiffs have filed a lawsuit against it again for the same claim, with the related claim for damages reduced to approximately RMB99.8 million. In April 2020, the Group received the judgment from the local court which ordered it to pay the plaintiffs a total of approximately RMB1.0 million as economic compensation and reimbursement of the plaintiff’s reasonable expenses. As of the date of this annual report, the time limit for lodging an appeal against the judgment has not expired yet and the Group cannot assure that the plaintiffs or it will not appeal the judgment. Therefore, the final outcome of this case is still not known yet.

Litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. There exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

(c) Long-term Liabilities for Uncertain Tax Positions

As mentioned in Note 16, as of December 31, 2018 and 2019, the Group had recorded uncertain tax positions of RMB26.1 million and RMB27.6 million (US$4.0 million), respectively.